UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EATON VANCE FLOATING-RATE INCOME PLUS FUND
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

DAVID BASILE

PETER BORISH

CHARLES CLARVIT

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2

2020 ANNUAL MEETING OF SHAREHOLDERS OF
Eaton Vance Floating-Rate Income Plus Fund
_________________________

PROXY STATEMENT
OF

SABA CAPITAL MANAGEMENT, L.P.
_________________________

Please vote the GOLD proxy card to elect our slate of highly-qualified nominees and for our proposal to declassify the Board to increase trustee accountability.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 2, Ltd., and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate over 22% of the outstanding Common Shares, par value $0.01 per share (the “Common Shares”), of Eaton Vance Floating-Rate Income Plus Fund (“EFF”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with the election of our three (3) Class I nominees to the board of trustees of EFF (the “Board”) and our proposal to declassify the Board, each at the annual meeting of shareholders scheduled to be held at 1:00p.m. Eastern time, on April 16, 2020 at Two International Place, Boston, Massachusetts 02110, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

3

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To elect Saba’s slate of three trustee nominees, David Basile, Peter Borish and Charles Clarvit (the “Nominees”), to serve as Class I trustees on the Board until EFF’s 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to EFF’s trustee nominees;
2.	To request that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees; and
3.	To transact any other business that may properly come before the Annual Meeting.

If you have already sent a proxy card furnished by EFF’s management to EFF, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Annual Meeting (which is incorporated herein by reference), and EFF’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about March 18, 2020.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for EFF is 811-22821.

4

______________________

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•

If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

______________________

REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Eaton Vance Floating-Rate Income Plus Fund, Saba Capital has nominated a slate of three highly-qualified and independent Nominees (Proposal 1) and put forth a proposal requesting that the Board declassify itself (the “Declassify Proposal”) so that all trustees are elected on an annual basis (Proposal 2).

We believe the annual election of all trustees encourages board accountability to its shareholders and when trustees are held accountable for their actions, they perform better. This view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.

Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. We believe a classified board protects the incumbents, which in turn limits accountability to shareholders.

We are committed to improving the corporate governance of EFF for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help EFF achieve its optimal valuation.

Saba has submitted a shareholder proposal to declassify the Board of EFF, in an attempt to allow the Board to operate freely and in the best interest of shareholders.

We urge you to support our Proposals by voting the GOLD proxy card today, which we believe will help hold EFF accountable to the standards of corporate governance investors deserve.

5

______________________

PROPOSAL NO. 1
ELECTION OF TRUSTEES

The Board is currently composed of eleven (11) trustees, three (3) of whom are up for election at the Annual Meeting by holders of Common Shares and Variable Rate Term Preferred Shares (the “Preferred Shares” or “VRTPS”), voting together as a single class, as Class I trustees for a term expiring at the annual meeting of shareholders to be held in 2023 (the “2023 Annual Meeting”) and until their successors have been duly elected and qualified. While the Board is currently divided into three classes, shareholders are being asked to approve a non-binding proposal to declassify the Board at the Annual Meeting. However, any declassification would not change the unexpired three-year terms of trustees elected prior to the effectiveness of the amendments (including trustees elected at the Annual Meeting). We are seeking your support at the Annual Meeting to elect our three (3) Nominees in opposition to EFF’s Class I trustee nominees, to serve a three-year term expiring at the 2023 Annual Meeting. Our Nominees, if elected, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of EFF’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as trustees of EFF are set forth below.

6

Name:	Age:	Business Address:	Present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years:
David Basile	58	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Basile has served as the Founder and Principal of RD Global Research, a proprietary systematic trading and quantitative research advisory firm, since 2014. Previously, Mr. Basile served as a Portfolio Manager at Tudor Investment Corporation, a global investment firm, from 2008 until 2014, where he focused on discretionary macro trading. Mr. Basile held the same position at Tudor from 2002 to 2006. Mr. Basile also served as Chief Investment Officer and Principal of Safir Capital LLC, a registered investment advisor, from 2006 to 2008. Prior to joining Tudor in 2002, Mr. Basile was Managing Director of Global Emerging Markets Trading at Barclays Capital from 2001 to 2002 and Managing Director of Local Currency Emerging Markets Trading at Credit Suisse First Boston from 1986 to 2001. Mr. Basile also worked as a Vice President for Kidder, Peabody & Co. Incorporated from 1983 to 1986. Mr. Basile received a B.A. in Economics and Accounting from Queens College in 1983.

Mr. Basile’s qualifications to serve as a trustee of EFF, a closed-end management investment company registered under the 1940 Act, include his decades of investment management experience and his extensive market expertise in macroeconomic trading, each as described above, which Saba believes is directly applicable to the Board’s role of providing general oversight responsibility with respect to the business and affairs of EFF, as well as the Board’s review of EFF’s investment policies and risks in connection with its review of EFF’s performance.

Peter Borish	60	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Borish has served as the Chief Strategist of Quad Group LLC, a proprietary hedge fund, since 2013. Additionally, Mr. Borish has served as the President and CEO of Computer Trading Corporation, an actively managed fund focused on macroeconomic investing, since 1995, where he created the trade and risk management models his company uses to manage assets in the derivatives market. In 2012, Mr. Borish served as Chief Executive Officer of the hedge fund Touradji Capital Management. Mr. Borish also served as the CEO and member of the Board of Twinfields Capital Management, a global macro hedge fund focused on the fixed income sector, from 2005 to 2008. Mr. Borish was a founding Partner of Tudor Investment Corporation, a global investment firm, where he served as the Director of Research from 1985 to 1994. In addition to the foregoing leadership positions, Mr. Borish has also served as a Board Advisor of ValueStream Labs, an accelerator for financial services technologies, since 2013 and as a Trustee of RMB Investors Trust, an open-end management investment company since 2015. Mr. Borish was also a director of CBOT Holdings, Inc., a holding company for the Board of Trade of the City of Chicago, Inc. and its subsidiaries, from 2004 to 2005, and was a special advisor to CBOT in 2006. He has also served in leadership and board positions of a Chicago-based electronic exchange and a technology-driven lending platform. Mr. Borish has engaged in substantial philanthropy and nonprofit work, having helped found, and, since 1988, having served on the Board of Directors of, the Robin Hood Foundation, which funds New York City educational projects for disadvantaged children. Additionally, since 1991, Mr. Borish has been a Trustee of the Institute for Financial Markets (IFM), a nonprofit dedicated to participating in the development of standards and fostering best practices initiatives in the financial services industry. He served as a Chairman of the Board of Trustees of IFM from 1992 to 1998 and again from 2004 to 2014. Mr. Borish was also a member of the Board of the Futures Industry Association and he also served as Special Advisor to the Board of Directors of the Chicago Board of Trade. Mr. Borish’s career began at the Federal Reserve Bank of New York in 1982 where he monitored foreign exchange futures and options until 1985. Mr. Borish earned a B.A. in Economics from University of Michigan in 1981 and an M.A. in Public Policy from the University of Michigan in 1982.

Mr. Borish’s qualifications to serve as a trustee of EFF, a closed-end management investment company registered under the 1940 Act, include his extensive financial and investment experience focusing on research, data and computing, his expansive knowledge of financial markets and financial technology, and his leadership experience stemming from leading a number of investment funds and having helped build Tudor Investments into a leading global macro hedge fund, each as described above, which Saba believes is directly applicable to the Board’s role of providing general oversight responsibility with respect to the business and affairs of EFF, as well as the Board’s review of EFF’s investment policies and risks in connection with its review of EFF’s performance.

Charles I. Clarvit	63	c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman

Mr. Clarvit has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2010, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors (BAA), the firm’s fund of funds platform. During his tenure at BlackRock, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund of funds business on the BAA platform. Mr. Clarvit joined BlackRock following the acquisition of the fund of funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, to create one of the largest fund of funds platforms in the world at the time of acquisition. At Quellos, Mr. Clarvit oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory services for U.S. pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985 he was a Manager at IBM Corporation in a system engineer and marketing capacity. Mr. Clarvit has served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit is an angel investor and has served as the Chair of the Board of start-up AgeneBio, Inc., a company dedicated to developing innovative therapeutics for unserved patients afflicted with neurological and psychiatric diseases, since 2014. Mr. Clarvit earned a B.A. in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978.

Mr. Clarvit’s qualifications to serve as a trustee of EFF, a closed-end management investment company registered under the 1940 Act, include his decades of experience leading various asset and wealth management platforms, his deep knowledge of portfolio management, and his expertise in financial service marketing, each as described above, which Saba believes is directly applicable to the Board’s role of providing general oversight responsibility with respect to the business and affairs of EFF, as well as the Board’s review of EFF’s investment policies and risks in connection with its review of EFF’s performance.

7

Your vote to elect the Nominees will have the legal effect of replacing three incumbent trustees of EFF with our Nominees. The election of the Nominees requires the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting.

In the event that our Nominees are not elected to the Board at the Annual Meeting, Saba intends to consider all available options in the future with respect to EFF, including, without limitation, nominating trustee candidates or submitting shareholder proposals.

For additional information concerning our Nominees, see Appendix A – Information Concerning the Nominees and Participants (which is incorporated herein by reference).

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

8

______________________

PROPOSAL NO. 2

PROPOSAL TO DECLASSIFY THE BOARD OF TRUSTEES

We believe, along with many of the world’s largest shareholders, institutional investors and corporate governance experts, that the annual election of all trustees is of paramount importance in achieving board accountability to its shareholders, ensuring that trustees are answerable for their actions, and incentivizing optimal performance.1 It is, therefore, our view that the Board should be declassified, in line with corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually and we see no reason why EFF should continue to operate under what we believe to be the protective cover of the corporate entrenchment tool that is the classified board.

Accordingly, we have submitted the following proposal for shareholder approval at the Annual Meeting:

Proposal

“RESOLVED, that the shareholders of Eaton Vance Floating Rate Income Plus Fund (the “Fund”) request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.”

Supporting Statement:

We believe the annual election of all trustees encourages board accountability to its shareholders and when trustees are held accountable for their actions, they perform better. We believe this view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices. The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.

Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof that the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn limits accountability to shareholders.

Saba is committed to improving the corporate governance of the Fund for the benefit of all shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help the Fund achieve its optimal valuation.

1 All of the five largest U.S. mutual funds, the Council of Institutional Investors, the largest public pension funds, and the leading proxy advisory firms (ISS and Glass Lewis) have adopted policies that support the annual election of directors and oppose board classification. See page 3 of Fidelity’s Proxy Voting Guidelines (2020), page 16 of Vanguard’s Proxy Voting Guidelines For U.S. Portfolio Companies (2019), page 2 of The American Funds Capital Research and Management Company Proxy Voting Guidelines, page 5 of Franklin Mutual Advisers, LLC Proxy Voting Policies & Procedures (2019), and page 6 of T. Rowe Price Proxy Voting Guidelines; page 5 of the Council of Institutional Investors, Corporate Governance Policies (2016); page 19 of CalPERS, Global Principles of Accountable Corporate Governance (2011); page 17 of Institutional Shareholder Services, U.S. Proxy Voting Summary Guidelines (2019), and page 23 of Glass Lewis & Co., Proxy Paper Guidelines (2020).

9

We believe this Proposal to declassify the Board may help allow the Board to operate freely and in the best interest of shareholders.

For a greater voice in the Fund’s corporate governance and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal.

Due to its non-binding and precatory nature, even if shareholders approve this Proposal at the Annual Meeting, EFF must take additional steps to effect Board declassification. These steps including amending EFF’s Agreement and Declaration of Trust (the “Declaration”) to declassify the Board and to provide for the annual election of trustees. Amendments to the Declaration must be authorized either by vote of a majority of the trustees and a majority of the outstanding voting securities, or by the trustees without the vote or consent of shareholders to change the name of the Trust or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders. We do not believe that a Board declassification amendment to the Declaration would have a materially adverse effect on the rights or interests of shareholders, and we accordingly do not believe that shareholder approval would be required to amend the Declaration to declassify the Board.

In the event that this Proposal to declassify the Board is not approved by EFF shareholders at the Annual Meeting, Saba intends to consider all available options in the future with respect to EFF, including, without limitation, nominating trustee candidates or submitting shareholder proposals.

WE RECOMMEND A VOTE FOR SABA’S PROPOSAL TO DECLASSIFY THE BOARD OF TRUSTEES ON THE ENCLOSED GOLD PROXY CARD.

10

______________________

INFORMATION CONCERNING THE ANNUAL MEETING

VOTING AND PROXY PROCEDURES

EFF has set the close of business on March 2, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to EFF’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 17, 2020, as of the Record Date there were 7,606,422 Common Shares outstanding and entitled to vote at the Annual Meeting as of the Record Date, and 190 Preferred Shares outstanding.

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Saba’s Nominees, FOR Saba’s proposal to declassify the Board, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

A quorum of shareholders is required to take action at the Annual Meeting. A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of EFF entitled to vote. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat shares that vote “ABSTAIN” and shares represented by “broker non-votes” (as described below), if any, as present for purposes of determining a quorum.

If your shares are owned directly in your name with EFF’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

Election of Trustees – The election of a trustee of EFF requires the affirmative vote of a plurality of the shares entitled to vote at the Annual Meeting. A plurality voting standard means that a trustee nominee will be elected if he or she receives the most votes cast in the election, even if the number of votes is less than a majority. As a result, the three (3) trustee nominees receiving the most “for” votes at the Annual Meeting will be elected.

Proposal to Declassify the Board – The approval of Proposal 2 requires the affirmative vote of a majority of the shares cast on the matter at the Annual Meeting at which a quorum is present.

The information set forth above regarding the vote required to elect trustees is based on information contained in EFF’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

11

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will have no effect in determining the approval of Proposal 1, Saba’s proposal to elect the Nominees to the Board. Abstentions will have the effect of a vote against Proposal 2, Saba’s proposal to declassify the Board. In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

Broker-dealer firms holding shares of EFF in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal(s) before the Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. However, because of the contested nature of the proposals, we do not believe there are any routine maters to be voted on at the Annual Meeting, and there should not be any broker non-votes. Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters may be found in EFF’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the GOLD proxy card so that your votes may be counted.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the trustees of EFF. For purposes of determining the approval of the proposal to elect trustees of EFF, abstentions and broker non-votes will have no effect.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 2.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

12

REVOCATION OF PROXIES

Shareholders of EFF may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to EFF’s Secretary c/o Eaton Vance Floating-Rate Income Plus Fund, Two International Place, Boston, Massachusetts 02110, or to any other address provided by EFF. Although a revocation is effective if delivered to EFF, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit EFF’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that EFF’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from EFF, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of EFF unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $215,000. We estimate that through the date hereof, Saba’s expenses in connection with this solicitation are approximately $130,000.

SHAREHOLDER PROPOSALS

According to EFF’s proxy statement, to be considered for presentation at EFF’s 2021 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at EFF’s principal office c/o the Secretary on or before November 17, 2020. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to EFF’s principal office c/o the Secretary no later than the close of business on January 15, 2021 and no earlier than December 17, 2020. In order to be included in EFF’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2021 Annual Meeting is based on information contained in EFF’s proxy statement for the Annual Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

13

______________________

OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees and FOR our proposal to declassify the Board. The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to EFF’s nominees.

Saba has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in EFF’s proxy statement. This disclosure includes, among other things, biographical information on EFF’s trustees and executive officers, the dollar range of shares owned by trustees of EFF, information regarding persons who beneficially own more than 5% of EFF’s Common Shares, information on committees of the Board and other important information. Shareholders should refer to EFF’s proxy statement in order to review this disclosure.

According to EFF’s proxy statement, EFF’s investment adviser and administrator is Eaton Vance Management (the “Adviser”), located at Two International Place, Boston, Massachusetts 02110. The Adviser is a subsidiary of Eaton Vance Corp., an investment management firm.

See Appendix C - Security Ownership of Certain Beneficial Owners (which is incorporated herein by reference) for information regarding persons who beneficially own more than 5% of the shares of EFF.

The information concerning EFF contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P. SABA CAPITAL MASTER FUND, LTD. SABA II AIV, L.P. SABA CAPITAL CEF OPPORTUNITIES 1, LTD. SABA CAPITAL CEF OPPORTUNITIES 2, LTD.	SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD. BOAZ R. WEINSTEIN DAVID BASILE PETER BORISH CHARLES CLARVIT March 18, 2020

THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF EFF. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF SABA’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

14

______________________

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Saba has nominated three (3) highly-qualified individuals for election as trustees at the Annual Meeting: David Basile, Peter Borish and Charles Clarvit.

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (v) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vi) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (vii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, CEF 1, CEF 2 and SSOF, the “Saba Entities”); (viii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”); and (ix) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on the date hereof, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,679,251 Common Shares, par value $0.01 per share, of EFF (the “Common Shares”), representing approximately 22% of EFF’s outstanding Common Shares. The percentages used herein are based upon 7,606,422 Common Shares outstanding as of March 2, 2020. Saba Capital may be deemed to beneficially own 1,679,251 Common Shares.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of EFF and have not engaged in any transactions in securities of EFF during the past two (2) years. None of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) EFF’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with EFF’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of EFF during the past two (2) years by certain members of Saba, see Appendix B – Transactions in Securities of EFF During the Past Two Years (which is incorporated herein by reference).

Since the beginning of EFF’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) EFF’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with EFF’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, none of the Nominees or any of their Immediate Family Members has, or has had since the beginning of EFF’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Saba believes that each Nominee presently is, and if elected as a trustee of EFF, will be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of EFF’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. Each of the nominee agreements provide customary confidentiality obligations and other restrictions, on the part of the Nominees, including that such Nominees will not transact in securities of EFF without the prior consent of Saba Capital. Pursuant to the nominee agreements and in connection with their nominations, the Nominees may receive a one-time payment of $2,500, the purposes of which is to cover the reimbursement of fees in connection with each such Nominee’s nomination, subject to termination for cause. The Nominees will not receive any compensation from Saba for their services as trustees of EFF if elected for any other reason. If elected, the Nominees will be entitled to such compensation from EFF as is consistent with EFF’s practices for services of trustees who are not “interested persons” of EFF.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Shares, (ii) the Participants agree to solicit proxies or written consents in favor of the Proposal and for the election of the Nominees to the Board at the Annual Meeting, (iii) each of the Nominees agree to provide Saba advance notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Fund of which he has, or would have, direct or indirect beneficial ownership, (iv) each of the Nominees agree that he shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Fund without the prior consent of Saba, and (v) Saba agrees to pay directly all pre-approved expenses in connection with the solicitation.

Each of the Nominees has signed a power of attorney pursuant to which Michael D’Angelo and Paul Kazarian were appointed as attorney-in-fact to execute on behalf of each Nominee certain SEC filings and other documents in connection with the solicitation.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any of the Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a trustee of EFF, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to EFF, or any of its subsidiaries, or has a material interest adverse to EFF, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if EFF makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if EFF increases the size of the Board above its existing size or increases the number of trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Saba that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of EFF’s corporate machinery.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities. Information on the principal occupation of each of the Nominees is set forth in Proposal 1: Election Of Trustees.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174. The principal business address of each of Messrs. Basile, Borish and Clarvit is c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, NY 10019, Attn: Adam Finerman.

Each of the Nominees is a citizen of the United States of America.

The relevant information provided above has been furnished to Saba by the Nominees.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Except as set forth in this Proxy Statemen1t (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EFF, any parent or subsidiary of EFF, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of EFF, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of EFF; (iii) no Participant in this solicitation owns any securities of EFF which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of EFF or EFF’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of EFF, EFF’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of EFF owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of EFF, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of EFF; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of EFF; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to EFF other than the nominee agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of EFF’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: EFF or any of its subsidiaries, an Officer of EFF, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EFF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EFF, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EFF; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) EFF; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EFF or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by EFF or its affiliates, or with respect to any future transactions to which EFF or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to EFF or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of EFF, nor does any Nominee have a material interest in such proceedings that is adverse to EFF or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of EFF; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EFF, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

APPENDIX B

TRANSACTIONS IN SECURITIES OF EFF DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

SABA

Purchase of Common Shares	9,877	10/31/2018
Purchase of Common Shares	6,700	11/01/2018
Purchase of Common Shares	10,191	11/02/2018
Purchase of Common Shares	300	11/05/2018
Purchase of Common Shares	2,569	11/06/2018
Purchase of Common Shares	2,431	11/08/2018
Purchase of Common Shares	10,578	11/09/2018
Purchase of Common Shares	100	11/12/2018
Purchase of Common Shares	300	11/15/2018
Purchase of Common Shares	1,185	11/19/2018
Purchase of Common Shares	970	11/20/2018
Purchase of Common Shares	28,917	11/27/2018
Purchase of Common Shares	10,430	11/28/2018
Purchase of Common Shares	21,736	11/30/2018
Purchase of Common Shares	36,962	12/03/2018
Purchase of Common Shares	11,300	12/04/2018
Purchase of Common Shares	30,451	12/06/2018
Purchase of Common Shares	314	12/07/2018
Purchase of Common Shares	1,865	12/11/2018
Purchase of Common Shares	9,176	12/18/2018
Purchase of Common Shares	400	12/20/2018
Purchase of Common Shares	951	12/26/2018
Purchase of Common Shares	46,151	12/28/2018
Purchase of Common Shares	30,653	01/03/2019
Purchase of Common Shares	27,586	01/04/2019
Purchase of Common Shares	5,500	01/08/2019
Purchase of Common Shares	6,558	01/10/2019
Purchase of Common Shares	1,194	01/14/2019
Purchase of Common Shares	6,139	01/16/2019
Purchase of Common Shares	3,440	01/17/2019
Purchase of Common Shares	3,442	01/23/2019
Purchase of Common Shares	38,366	02/14/2019
Purchase of Common Shares	1,361	02/15/2019
Purchase of Common Shares	2,400	02/19/2019
Purchase of Common Shares	200	02/20/2019
Purchase of Common Shares	1,656	02/22/2019
Purchase of Common Shares	5,100	03/13/2019
Purchase of Common Shares	2,412	03/18/2019
Purchase of Common Shares	14,404	03/19/2019
Purchase of Common Shares	29,094	03/20/2019
Purchase of Common Shares	39,034	03/21/2019
Purchase of Common Shares	9,227	03/22/2019
Purchase of Common Shares	34,145	03/25/2019
Purchase of Common Shares	39,264	03/26/2019
Purchase of Common Shares	180	03/29/2019
Purchase of Common Shares	16,131	04/01/2019
Purchase of Common Shares	8,120	04/02/2019
Purchase of Common Shares	23,200	04/03/2019
Purchase of Common Shares	20,736	04/04/2019
Purchase of Common Shares	19,083	04/05/2019
Sale of Common Shares	(255)	04/17/2019
Purchase of Common Shares	8,808	04/23/2019
Purchase of Common Shares	9,270	06/03/2019
Purchase of Common Shares	3,322	06/04/2019
Purchase of Common Shares	1,710	06/05/2019
Purchase of Common Shares	10,513	06/06/2019
Purchase of Common Shares	19,876	06/07/2019
Purchase of Common Shares	8,399	06/10/2019
Purchase of Common Shares	5,920	06/11/2019
Purchase of Common Shares	4,060	06/12/2019
Purchase of Common Shares	10,118	06/17/2019
Purchase of Common Shares	7,353	06/18/2019
Purchase of Common Shares	296	06/20/2019
Purchase of Common Shares	200	06/25/2019
Sale of Common Shares	(296)	07/11/2019
Sale of Common Shares	(296)	07/18/2019
Purchase of Common Shares	250,380	07/19/2019
Purchase of Common Shares	16,833	07/22/2019
Purchase of Common Shares	56,598	07/23/2019
Purchase of Common Shares	47,135	07/29/2019
Purchase of Common Shares	33,740	07/30/2019
Purchase of Common Shares	30,000	07/31/2019
Purchase of Common Shares	17,885	08/08/2019
Purchase of Common Shares	40,220	08/09/2019
Purchase of Common Shares	61,306	08/12/2019
Purchase of Common Shares	29,179	08/13/2019
Purchase of Common Shares	32,113	08/19/2019
Purchase of Common Shares	24,121	10/11/2019
Purchase of Common Shares	15,822	10/14/2019
Purchase of Common Shares	39,945	10/15/2019
Purchase of Common Shares	25,149	10/16/2019
Purchase of Common Shares	23,529	10/17/2019
Purchase of Common Shares	77,089	10/18/2019
Purchase of Common Shares	20,054	10/21/2019
Purchase of Common Shares	44,614	10/22/2019
Purchase of Common Shares	70,000	10/23/2019
Purchase of Common Shares	5	10/31/2019
Sale of Common Shares	(5)	02/26/2020
Purchase of Common Shares	1,392	03/13/2020
Purchase of Common Shares	670	03/16/2020

______________________

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from EFF’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2020.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, the following shareholders own 5% or more of the Fund’s Common Shares and/or VRTPS.*

Fund Name and Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
Floating-Rate Income Plus Fund – VRTPS**	Barclays Bank PLC 1 Churchill Place London X0 E14 5HP	190	100%
Floating-Rate Income Plus Fund – Common	Saba Capital Management, L.P. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor New York, NY 10174	1,677,189	22.05%
Floating-Rate Income Plus Fund – Common	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	591,577	7.77%
Floating-Rate Income Plus Fund – Common	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	512,459	6.74%
Floating-Rate Income Plus Fund – Common	Bulldog Investors LLC Phillip Goldstein Andrew Dakos Park 80 West 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	470,962	6.19%

*	Information in this table is based on filings made on or before March 2, 2020.
**	Voting trustee is Lord Securities Corporation, 48 Wall Street, New York, NY 10005. The trust terminates upon transfer and powers include all voting and consent rights with respect to voting.

 To the knowledge of the Fund, no other person owned 5% or more of the outstanding Common Shares or VRTPS of the Fund as of such date.  Beneficial owners of 25% or more of Common Shares or VRTPS of the Fund are presumed to be in control of such Class for purposes of voting on certain matters submitted to shareholders.

______________________

 IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy FOR the election of Saba’s Nominees and FOR the shareholder proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Saba’s proxy materials,
please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.
Suite 210
Darien, CT 06820
Shareholders call toll free at (877) 972-0090
Banks and Brokers may call collect at (203) 972-9300
You may also contact Saba via email at
SabaProxy@sabacapital.com

GOLD PROXY CARD

EATON VANCE FLOATING-RATE INCOME PLUS FUND

2020 ANNUAL MEETING OF SHAREHOLDERS

SCHEDULED FOR APRIL 16, 2020

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF TRUSTEES OF EATON VANCE FLOATING-RATE INCOME PLUS FUND
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Eaton Vance Floating-Rate Income Plus Fund (“EFF”), a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the 2020 annual meeting of shareholders of EFF scheduled to be held at the principal office of EFF, Two International Place, Boston, Massachusetts 02110, on April 16, 2020 at 1:00 p.m. (Eastern Time), including at any adjournments or postponements thereof (the “Annual Meeting”), with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of EFF held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” OUR NOMINEES LISTED BELOW IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	Saba’s proposal to elect David Basile, Peter Borish and Charles Clarvit as Class I trustees of EFF.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
		[ ]	[ ]	[ ]
Nominees	David Basile
Peter Borish
Charles Clarvit

Saba does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under EFF’s bylaws and applicable law. In addition, Saba has reserved the right to nominate substitute person(s) if EFF makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the bylaws and applicable law. In any such case, shares represented by this proxy card will be voted for such substitute nominee(s). Saba intends to use this proxy to vote “FOR” Messrs. Basile, Borish and Clarvit.

_______________________________________

2.       For the Board to consider declassifying the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders.

☐FOR	☐AGAINST	☐ABSTAIN

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.